UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2014

Sunshine Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-194501	30-0831760
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

102 West Baker Street, Plant City, Florida		33563
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (813) 752-6193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

On June 25, 2014, the members of Sunshine State Federal Savings and Loan Association (the “Bank”) approved the Plan of Conversion at a special meeting of members. The Plan provides that the Bank will convert to a stock savings bank and become the wholly owned subsidiary of Sunshine Bancorp, Inc. (the “Company”) and the Company will sell shares of its common stock.  The number of shares to be sold in connection with the conversion and stock offering will be based on a final appraisal and receipt of final regulatory approvals. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Press Release dated June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNSHINE BANCORP, INC.

DATE: June 30, 2014	By: /s/ J. Floyd Hall
J. Floyd Hall
President and Chief Executive Officer